                                                                    EXHIBIT 99.1
                            Computational Materials
                              CIT RV Trust 1998-A
                          $400,000,000 (Approximate)

THE CIT GROUP SECURITIZATION CORPORATION II
SELLER
THE CIT GROUP/SALES FINANCING, INC.
SERVICER

           $111,000,000 (Approximate) Class A-1__% Asset-Backed Notes $94,000,000 (Approximate) Class A-2 __% Asset-Backed Notes $54,000,000 (Approximate) Class A-3 __% Asset-Backed Notes $80,000,000 (Approximate) Class A-4 __% Asset-Backed Notes
           $37,000,000 (Approximate) Class A-5 __% Asset-Backed Notes
            $18,000,000 (Approximate) Class B __% Asset-Backed Notes
             $6,000,000 (Approximate) __% Asset-Backed Certificates

                             COMPUTATIONAL MATERIALS

Neither the Issuer of the Notes and Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes and Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

          The information contained in the attached materials is referred to as the "Information."

               The attached Term Sheet has been prepared by The CIT Group Securitization Corporation II (the "Seller"). Neither Salomon Smith Barney nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

               The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

               The Information addresses only certain aspect of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

               Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

                               CIT RV TRUST 1998-A

                               SUBJECT TO REVISION

                          TERM SHEET DATED JUNE 1, 1998

Issuer..............................CIT RV Trust 1998-A (the "Trust" or the
                                    "Issuer"), a Delaware business trust to be formed by the Seller and the Owner Trustee pursuant to the Trust Agreement, to be dated as of June 1, 1998 (the "Trust Agreement").

Seller..............................The CIT Group Securitization Corporation II
                                    (the "Company"),a wholly-owned, limited
                                    purpose subsidiary of The CIT Group, Inc.
                                    ("CIT"). Neither CIT nor any of its
                                    affiliates, including the Company and The
                                    CIT Group/Sales Financing, Inc. ("CITSF"), has guaranteed, insured or is otherwise obligated with respect to the Securities.


Servicer............................The CIT Group/Sales Financing, Inc. (in such capacity referred to herein as the
                                    "Servicer"), a wholly-owned subsidiary of
                                    CIT. The Servicer will be responsible for managing, administering, servicing and making collections on the Contracts held by the Trust.

Underwriters........................Salomon Smith Barney (Lead), Chase
                                    Securities Inc., Credit Suisse First Boston

The Notes...........................Class A-1 % Asset-Backed Notes (the "Class
                                    A-1 Notes"), in the aggregate initial
                                    principal amount of $111,000,000;

                                    Class A-2 % Asset-Backed Notes (the "Class
                                    A-2 Notes"), in the aggregate initial
                                    principal amount of $94,000,000;

                                    Class A-3 % Asset-Backed Notes (the "Class
                                    A-3 Notes"), in the aggregate initial
                                    principal amount of $54,000,000;

                                    Class A-4 % Asset-Backed Notes (the "Class
                                    A-4 Notes"), in the aggregate initial
                                    principal amount of $80,000,000;

                                    Class A-5 % Asset-Backed Notes (the "Class
                                    A-5 Notes" and, together with the Class A-1
                                    Notes, the Class A-2 Notes, the Class A-3
                                    Notes and the Class A-4 Notes, the "Class A
                                    Notes") in the aggregate initial principal amount of $37,000,000;

                                    Class B % Asset-Backed Notes (the "Class B
                                    Notes" and, together with the Class A Notes, the "Notes" and, together with the Certificates, the "Securities") in the aggregate initial principal amount of $18,000,000.

                                    Payments in respect of the Class B Notes will be subordinated to payments on the Class A Notes.

The Certificates....................The CIT RV Trust 1998-A % Asset-Backed
                                    Certificates (the "Certificates") in the aggregate initial principal amount of $6,000,000 will represent fractional undivided interests in the Trust.

The Contracts.......................The statistical information presented in this Term Sheet concerning the portion of the Contract Pool which has been identified as of the date hereof (the "Statistical Calculation Pool") does not reflect all of the Contracts which will be included on the Closing Date in the final Contract Pool. The Statistical Calculation Pool reflects only those Contracts owned by the Seller or its affiliates as of April 30, 1998 (the "Statistical Cut-off Date") which are expected to be included in the Contract Pool as of the Closing Date. The statistical information presented herein is based on the number and the principal balances of such Contracts as of the Statistical Cut-off Date. The aggregate principal balance of the Statistical Calculation Pool is $333,856,652. The Seller expects that the actual Contract Pool as of the Closing Date will consist of approximately $400,000,000 principal balance of Contracts. The additional Contracts to be included in the final Contract Pool will consist of Contracts originated or to be acquired by the Seller or its affiliates prior to the Closing Date. In addition, certain of the Contracts included in the Statistical Calculation Pool may be repaid, in whole or in part, prior to the Closing Date, or may not satisfy the criteria for transfer to the Trust on the Closing Date. As a result of the foregoing, the characteristics of the Contracts in the Contract Pool may vary from the characteristics of the Contracts in the Statistical Calculation Pool as presented in this Term Sheet.

Distribution........................Dates Payments of interest and principal on the Securities will be made on the fifteenth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing July 15, 1998.

                                    To the extent not previously paid in full prior to such time, the outstanding face amount of the Certificates will be payable on the Distribution Date occurring in November 2018 (the "Certificate Final Scheduled Distribution Date") and the outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes will be payable on the Distribution Date occurring in January 2004, May 2007, May 2009, March 2012, December 2013 and April 2017, respectively (the "Class A-1 Note Final Scheduled Distribution Date," the "Class A-2 Note Final Scheduled Distribution Date," the "Class A-3 Note Final Scheduled Distribution Date," the "Class A-4 Note Final Scheduled Distribution Date," the "Class A-5 Note Final Scheduled Distribution Date," and the "Class B Note Final Scheduled Distribution Date," respectively).

                                    A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, Delaware, Maryland or Oklahoma are authorized by law, regulation or executive order to be closed.

Due Period..........................With respect to any Distribution Date, the
                                    "Due Period" is the period during which
                                    principal, interest and other amounts will be collected on the Contracts for application towards the payment of principal and interest to the Securityholders and the payment of fees on such Distribution Date. The "Due Period" will be the calendar month immediately preceding the Distribution Date. The first Due Period will commence on and include June 1, 1998 and will end on and include June 30, 1998.

Interest Accrual Period.............Interest on the outstanding principal amount of the Notes and Certificates will accrue at the applicable Interest Rate or Pass-Through Rate for any Distribution Date from and including the preceding

                                    Distribution Date (or the Closing Date in the case of the first Distribution Date) to but excluding such Distribution Date (each, an "Interest Accrual Period ").

                                    Interest will be paid to the Noteholders and Certificateholders of record on the related Record Date, on each Distribution Date, to the extent of available funds therefor, in an amount equal to the sum of (A) the product of (x) the applicable Interest Rate or Pass-Through Rate, as applicable, (y) the outstanding principal balance of the class of Notes or Certificate Balance, as applicable, immediately preceding such Distribution Date and (z) a fraction, the numerator of which is one and the denominator of which is twelve (or, in the case of the first Distribution Date, the numerator of which is the actual number of days elapsed (based on a 360-day year consisting of twelve 30-day months) from and including the Closing Date to but excluding such Distribution Date and the denominator of which is 360), and (B) any applicable Interest Carryover Shortfall.

Terms of the Notes

A.      Interest Rate...............The Notes will have fixed interest rates
                                    (each, an "Interest Rate").

B.      Interest....................On each Distribution Date, the Indenture
                                    Trustee will distribute to the Noteholders of each class accrued interest at the applicable Interest Rate on the outstanding principal amount of such class to the extent of the Available Amount remaining after payment of the Servicer Payment. To the extent the remaining Available Amount on a Distribution Date is insufficient to pay Noteholders the entire amount of interest due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount, under the circumstances described herein. Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Notes of any class for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the applicable Interest Rate (to the extent lawful).

                                    The "Available Amount" on any Distribution
                                    Date is equal to the excess of (A) the sum of (i) all amounts on deposit in the Collection Account attributable to collections or deposits made in respect of the Contracts (including any Late Fees), in the related Due Period and (ii) the Purchase Price for any Contract repurchased by CITSF as a result of breaches of certain representations and warranties or purchased by the Servicer as a result of breaches of certain covenants and any Monthly Advances made by the Servicer, if such Purchase Price or Monthly Advance is paid on the Deposit Date immediately preceding such Distribution Date, over (B) the sum of the following amounts (to the extent that the Servicer has not already withheld such amounts from collections on the Contracts): (i) any repossession profits on Liquidated Contracts, Liquidation Expenses incurred and taxes and insurance advanced by the Servicer in respect of Financed Vehicles that are reimbursable to the Servicer under the Sale and Servicing Agreement, (ii) any amounts incorrectly deposited in the Collection Account, (iii) net investment earnings on the funds in the Collection Account and (iv) any other amounts permitted to be withdrawn from the Collection Account by the Servicer (or to be retained by the Servicer from collections on the Contracts) pursuant to the Sale and Servicing Agreement.

                                    The "Servicer Payment" is equal on each
                                    Distribution Date to the sum of the
                                    reimbursement then due to the Servicer for outstanding Monthly Advances and the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates); provided, however, that if CITSF or one of its affiliates is the Servicer, the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates) shall not be included in the Servicer Payment but instead shall be payable to the Servicer on each Distribution Date only from the Available Amount, if any, remaining after the principal and interest payable on the Securities on such Distribution Date have been paid.

                                    Interest payments to all classes of Class A
                                    Noteholders will have the same priority.
                                    Under certain circumstances, the amount
                                    available for interest payments could be less than the amount of interest payable on the Class A Notes on any Distribution Date, in which case each class of Class A Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Class A Noteholders) of the aggregate amount available to be distributed in respect of interest on the Class A Notes.

                                    Interest on the Class B Notes will not be paid on any Distribution Date until interest on the Class A Notes for such Distribution Date has been paid in full. In addition, notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

C.      Principal...................Principal on the Notes will be payable on each Distribution Date in an amount equal to the Principal Distribution Amount, to the extent of the Available Amount remaining after payment of the Servicer Payment and interest due on the Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest due on the Notes on such Distribution Date, under the circumstances described herein.

                                    The Principal Distribution Amount will
                                    generally consist of all payments of
                                    principal made on each Contract during the related Due Period and the unpaid principal balance of each Contract that became a Repurchased Contract or Liquidated Contract during the related Due Period.

                                    No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full, (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full, (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full, or (iv) on the Class A-5 Notes until the Class A-4 Notes have been paid in full. No principal payments will be made on the Class B Notes until the Class A Notes have been paid in full.

                                    Notwithstanding the foregoing, if an Event of Default has occurred and the Notes have been accelerated, principal payments will be made on each class of Class A Notes pro rata on the basis of their respective unpaid principal amounts.

                                    The outstanding principal amount of the
                                    Class A-1 Notes, to the extent not
                                    previously paid, will be payable on the
                                    Class A-1 Note Final Scheduled Distribution
                                    Date; the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the Class A-2 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-3 Notes, to the extent, not previously paid, will be payable on the Class A-3 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the Class A-4 Note Final Scheduled Distribution Date; the outstanding principal amount of the Class A-5 Notes, to the extent not previously paid, will be payable on the Class A-5 Note Final Scheduled Distribution Date; and the outstanding principal amount of the Class B Notes, to the extent not previously paid, will be payable on the Class B Note Final Scheduled Distribution Date.

D.      Redemption..................In the event of an Optional Purchase or
                                    Auction Sale the outstanding Notes will be redeemed, at a redemption price equal to the unpaid principal amount of the Notes plus accrued and unpaid interest thereon at the applicable Interest Rates.

E.      Limited Rights..............If an Event of Default occurs under the
                                    Indenture, the Class B Noteholders will not have any right to direct or to consent to any remedies therefor by the Indenture Trustee, including acceleration of the Notes or the sale of Contracts, until the Class A Notes have been paid in full. If an Event of Termination occurs, the Class B Noteholders will not have any right to direct or consent to removal of the Servicer or to waive any Event of Termination until the Class A Notes have been paid in full.

Terms of the Certificates

A.      Pass-Through Rate...........The Certificates will bear interest at the rate of % per annum (the "Pass-Through
                                    Rate").

B.      Interest....................On each Distribution Date, the Owner Trustee will distribute pro rata to
                                    Certificateholders accrued interest at the
                                    Pass-Through Rate on the outstanding
                                    Certificate Balance to the extent of the Available Amount remaining after payment of the Servicer Payment and interest and principal due on the Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to pay
                                    Certificateholders the entire amount of
                                    interest due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest and principal due on the Notes on such Distribution Date, under the circumstances described herein. Interest on the Certificates for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the Pass-Through Rate (to the extent lawful). Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                    The "Certificate Balance" means the Original
                                    Certificate Balance reduced by all
                                    distributions allocable to principal
                                    actually made to Certificateholders.

                                    The rights of Certificateholders to receive distributions of interest will be subordinated to the rights of Noteholders to receive distributions of interest and principal, as described herein. If an Event of Default has occurred and the Notes have been accelerated, Certificateholders will not be entitled to receive any distributions until the Notes have been paid in full.

C.      Principal...................On each Distribution Date prior to the
                                    Distribution Date on which the Notes have been paid in full (the "Certificate Cross-Over Date "), the Certificateholders will not be entitled to any payments of principal.

                                    On each Distribution Date on or after the Certificate Cross-Over Date, principal on the Certificates will be payable, subject to the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to the Principal Distribution Amount (less the portion of the Principal Distribution Amount required on such Distribution Date to pay the Notes in full) with respect to such Distribution Date. Such principal payments will be funded to the extent of the Available Amount remaining after payment of the Servicer Payment, payment of interest and principal in respect of the Notes on the Certificate Cross-Over Date, and payment of interest due on the Certificates on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest and principal due on the Notes and interest due on the Certificates on such Distribution Date, under the circumstances described herein. The rights of Certificateholders to receive distributions of principal (following the payment of interest on the Certificates) will be subordinated to the rights of Noteholders to receive distributions of interest and principal.

D.      Redemption..................In the event of an Optional Purchase or
                                    Auction Sale, the Certificates will be
                                    redeemed at a redemption price equal to the Certificate Balance plus accrued and unpaid interest thereon at the Pass-Through Rate.

E.      Limited Rights..............If an Event of Default occurs under the
                                    Indenture, the Certificateholders will not have any right to direct or to consent to any remedies therefor exercisable by the Indenture Trustee, including the sale of the Contracts, until the Notes have been paid in full, and if an Event of Termination occurs, the Certificateholders will not have any right to direct or consent to removal of the Servicer or to waive such Event of Termination until the Notes have been paid in full.

Subordination.......................To the extent described herein, the rights of the Certificateholders to receive
                                    distributions with respect to the Contracts will be subordinated to the rights of the Noteholders, and the rights of the Class B Noteholders to receive distributions with respect to the Contracts will be subordinated to the rights of the Class A Noteholders. This subordination is intended to enhance the likelihood of timely receipt by the Class A Noteholders (and to a lesser extent the Class B Noteholders) of the full amount of interest and principal required to be paid to them, and to afford the Class A Noteholders (and to a lesser extent the Class B Noteholders) limited protection against losses in respect of the Contracts.

                                    No distribution will be made to the
                                    Certificateholders on any Distribution Date in respect of (i) interest until the full amount of interest and principal on the Notes payable on such Distribution Date has been distributed to the Noteholders, and (ii) principal until the Notes have been paid in full.

                                    No distribution will be made to the Class B
                                    Noteholders on any Distribution Date in
                                    respect of (i) interest until the full
                                    amount of interest on the Class A Notes
                                    payable on such Distribution Date has been distributed to the Class A Noteholders, and
                                    (ii) principal until the Class A Notes have been paid in full.

Reserve Account.....................On the Closing Date, an account (the
                                    "Reserve Account") will be established
                                    pursuant to the Sale and Servicing
                                    Agreement. The Indenture Trustee will have the right to withdraw (or cause to be withdrawn) payments from the Reserve Account under certain circumstances specified below. The Reserve Account will be funded on the Closing Date in an amount equal to 2.25% of the Pool Balance as of the Cut-off Date (the "Initial Reserve Amount") from the proceeds of a loan (the "Loan") to be made by one or more affiliates of the Company. With respect to any Distribution Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Amount") will equal the lesser of (i) the Specified Reserve Amount and (ii) the amount on deposit in the Reserve Account, exclusive of interest and earnings thereon and any net investment gains and before giving effect to any deposit to be made to the Reserve Account on such Distribution Date. If the Available Amount on any Distribution Date is insufficient (after paying the Servicer Payment) to pay the interest and principal required to be distributed on the Securities on such Distribution Date, the Indenture Trustee will withdraw (or cause to be withdrawn) from the Reserve Account an amount equal to the lesser of the amount of such deficiency or the Available Reserve Amount. The Reserve Account will be available to provide a source of funds to make payments of principal or interest on the Notes and the Certificates in the same order of priority specified for distributions of the Available Amount. If the Available Reserve Amount is zero, holders of the Securities will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Vehicles for recovery of the outstanding principal and unpaid interest on the defaulted Contracts.

                                    On each Distribution Date, the Servicer will deposit Excess Collections, if any, into the Reserve Account in an amount sufficient to increase the amount on deposit in the Reserve Account to the Specified Reserve Amount for the next Distribution Date. Excess Collections, if any, not so required to be deposited in the Reserve Account will be paid to one or more affiliates of the Company that provided the Loan or to the Affiliated Owner. "Excess Collections" for any Distribution Date will equal the amounts collected or deposited in respect of the Contracts in the related Due Period and which remain in the Collection Account on such Distribution Date after taking into account distributions to be made on the Securities and payments and reimbursements to be made to the Servicer on such Distribution Date. The "Specified Reserve Amount" with respect to any Distribution Date means 2.25% of the Pool Balance as of the first day of the related Due Period, but in no event less than 1.175% of the Pool Balance as of the Cut-off Date. If, with respect to any Distribution Date, (a) the average of the principal balance of Contracts 60 days or more delinquent (including Contracts relating to Financed Vehicles that have been repossessed) as a percentage of the Pool Balance for the three preceding Due Periods exceeds the Maximum

                                    Average Delinquency Rate for such
                                    Distribution Date or (b) the Cumulative Net
                                    Loss Rate for such Distribution Date exceeds the Maximum Net Loss Rate for such Distribution Date, then the Specified Reserve Amount with respect to such Distribution Date shall be 4.25% of the Pool Balance as of the first day of the related Due Period, but in no event less than 1.175% of the Pool Balance as of the Cut-off Date.

                                    The Specified Reserve Amount shall never be greater than the sum of the aggregate principal amount of the Notes and the outstanding Certificate Balance. The Specified Reserve Amount may be reduced from time to time to amounts less than the Specified Reserve Amount as described herein if the Rating Agencies shall have given prior written notice to the Seller, the Servicer and the Issuer that such reduction will not result in a downgrade or withdrawal of the then current rating of the Notes or the Certificates. In several circumstances the Servicer must determine on a Distribution Date the Specified Reserve Amount for the next Distribution Date; in order to make the calculations required, the Servicer will use the data for the three Due Periods preceding the Due Period related to such next Distribution Date.

                                    "Cumulative Net Loss Rate" means, with
                                    respect to any Distribution Date, the
                                    fraction, expressed as a percentage, the numerator of which is equal to the aggregate Net Liquidation Losses for each Distribution Date since the Cut-off Date and the denominator of which is equal to the Pool Balance as of the Cut-off Date.

                                    "Net Liquidation Losses" means, with respect to any Distribution Date, the amount, if any, by which (a) the principal balance of all Contracts which became Liquidated Contracts during the related Due Period exceeds (b) the Net Liquidation Proceeds received during such Due Period in respect of all Liquidated Contracts.

       The "Maximum Average Delinquency Rate" for any Distribution Date
                            is as set forth below:

                                           Maximum Average
            Distribution Date               Delinquency Rate
            -----------------               ----------------
         July 1998 - June 1999                1.25%
         July 1999 - June 2000                2.00%
         July 2000 - June 2001                2.50%
         July 2001 and thereafter             3.00%

        The "Maximum Net Loss Rate" for any Distribution Date is as set
                                 forth below:

                                            Maximum Net
           Distribution Date                  Loss Rate
           -----------------                  ---------
       July 1998 - June 1999                  0.32%
       July 1999 - September 1999             0.56%
       October 1999 - December 1999           0.80%
       January 2000 - March 2000              1.05%
       April 2000 - June 2000                 1.30%
       July 2000 - September 2000             1.60%
       October 2000 - December 2000           1.90%
       January 2001 - March 2001              2.20%
       April 2001 - June 2001                 2.50%
       July 2001 - September 2001             2.70%
       October 2001 - December 2001           2.90%
       January 2002 - March 2002              3.20%
       April 2002 - June 2002                 3.40%
       July 2002 - September 2002             3.50%
       October 2002 - December 2002           3.70%
       January 2003 - March 2003              3.80%
       April 2003 - June 2003                 4.00%
       July 2003 - September 2003             4.10%
       October 2003 - December 2003           4.20%
       January 2004 - March 2004              4.30%
       April 2004 and thereafter              4.40%

                                    If, on any Distribution Date, the Available
                                    Reserve Amount (after taking into account any deposits to and withdrawals from the Reserve Account pursuant to the Sale and Servicing Agreement on such Distribution
                                    Date) exceeds the Specified Reserve Amount for the next Distribution Date, such excess (the "Reserve Account Surplus") will be withdrawn from the Reserve Account and paid to one or more affiliates of the Company which provided the Loan or to the Affiliated Owner.

                                    In the event that funds are withdrawn from the Reserve Account to make payments on the Securities or the Specified Reserve Amount is increased, the sole source of funding of the Reserve Account after the Closing Date will be Excess Collections. Neither the Seller, the Servicer nor any affiliate will be obligated to deposit any of their own funds into the Reserve Account in the event that Excess Collections are not sufficient to replenish the Reserve Account.

Ratings.............................The Class A Notes will be rated "AAA" by
                                    Standard & Poor's Ratings Service, a
                                    division of The McGraw-Hill Companies, Inc.
                                    ("S&P") and "Aaa" by Moody's Investors
                                    Service, Inc. ("Moody's") (each, a "Rating
                                    Agency"). The Class B Notes will be rated at least "A" by S&P and "A2" by Moody's. The Certificates will be rated at least "BBB" by S&P and "Baa3" by Moody's.

STATISTICAL CALCULATION POOL

        Certain information with respect to the Contracts expected to be included in the Contract Pool is set forth below. Unless otherwise noted, the statistical information presented herein concerning the Contract Pool is based on the $333,856,652 aggregate principal balance of Contracts included in such pool as of April 30, 1998 (the "Statistical Cut-off Date") and does not include data with respect to approximately $70,000,000 aggregate principal balance of Contracts expected to be included in the Contract Pool by the Closing Date. The statistical distribution of characteristics as of the Closing Date for the full Contract Pool will vary from the statistical distribution of the characteristics of the Contract Pool as of the Statistical Cut-off Date (such pool, the "Statistical Calculation Pool") as presented herein. Prior to the Closing Date, Contracts may be removed from the Contract Pool and other Contracts may be substituted therefor. In addition, certain of the Contracts included in the Statistical Calculation Pool may be repaid, in whole or in part, prior to the Closing Date or may not satisfy the criteria for transfer to the Trust on the Closing Date.

CHARACTERISTICS OF CONTRACTS

        The Statistical Calculation Pool consists of contracts having an aggregate unpaid principal balance (the "Pool Balance") as of the Statistical Cut-off Date of $333,856,652. For the purposes of the discussion of the characteristics of the Contracts on the Statistical Cut-off Date contained herein, the principal balance of each Contract is the unpaid principal balance as of the Statistical Cut-off Date.

        The Contracts were selected from CITSF's portfolio of recreation vehicle retail installment sale contracts and direct loans based on several criteria, including the following: (i) each Contract was originated in the United States of America; (ii) each Contract has a Contract Rate equal to or greater than 7.50%; (iii) each Contract provides for level monthly payments which include interest at the related Contract Rate and, if paid in accordance with its schedule, fully amortizes the amount financed over an original term of no greater than 243 months; (iv) as of the Statistical Cut-off Date the most recent scheduled payment of principal and interest, if any, on each Contract was made by or on behalf of the related Obligor or was not delinquent more than 29 days;
(v) no Financed Vehicle has been repossessed without reinstatement as of the Statistical Cut-off Date; (vi) as of the Statistical Cut-off Date no Obligor on any Contract was the subject of a bankruptcy proceeding and (vii) as of the Statistical Cut-off Date each Contract has a remaining principal balance of not less than $1,000 and not more than $600,000. The Financed Vehicles consist of motor homes, travel trailers and other types of recreation vehicles.

        Approximately 76.97%, 12.74%, 8.80% and 1.49% of the Pool Balance as of the Statistical Cut-off Date represented Contracts secured by motor homes, fifth wheels, travel trailers and other types of recreation vehicles, respectively. Approximately 63.14% of the Contracts, by Pool Balance as of the Statistical Cut-off Date, represented financing of recreation vehicles which were new and approximately 36.86% represented financing of recreation vehicles which were used at the time the related Contracts were originated. As of the Statistical Cut-off Date, the average outstanding principal balance of the Contracts secured by motor homes, fifth wheels, travel trailers and other types of recreation vehicles was $54,259, $23,954, $13,533 and $10,031, respectively.

        The Obligors under the Contracts have mailing addresses in 49 states and Washington D.C. As of the Statistical Cut-off Date, approximately 15.65% of the Contracts, based upon Pool Balance as of the Statistical Cut-off Date, had Obligors with mailing addresses in the State of Texas, approximately 13.35% had Obligors with mailing addresses in the State of California, approximately 8.44% had Obligors with mailing addresses in the State of Florida and approximately 5.83% had Obligors with mailing addresses in the State of Washington. Each other state accounts for less than 5.00% of the Contracts based upon Pool Balance as of the Statistical Cut-off Date.

        As of the Statistical Cut-off Date, all Contracts have an interest rate specified in such Contract (the "Contract Rate") of at least 7.50%. As of the Statistical Cut-off Date, the Contracts have remaining maturities of at least 7 months but not more than 240 months, original maturities of at least 12 months but not more than 241 months, and a weighted average remaining term to stated maturity of 170.65 months. The weighted average original term to maturity of the Contracts was 173.49 months. As of the Statistical Cut-off Date, the weighted average Contract Rate of the Contracts was 9.66%. The final scheduled payment dates on the Contracts range from November 1998 to May 2018. The average remaining principal balance per Contract, as of the Statistical Cut-off Date, was $36,376 and the outstanding principal balances of the Contracts, as of the Statistical Cut-off Date, ranged from $1,014 to $583,395.

        The Contracts to be included in the final Contract Pool but which are not included in the Statistical Calculation Pool will have a Contract Rate of at least 7.5%, remaining maturities of at least 6 months but not more than 240 months and original maturities of at least 12 months but not more than 243 months. The outstanding principal balances of such Contracts will range from $1,000 to $600,000.

        The final Contract Pool is expected to have a weighted average remaining term to stated maturity of at least 163 months but not more than 176 months, a weighted average original term to maturity of at least 167 months but not more than 180 months, and a weighted average Contract Rate of at least 9.5% but no more than 9.75%.

    Set forth below is a description of certain characteristics of the Contracts as of the Statistical Cut-off Date.


                                GEOGRAPHICAL DISTRIBUTION OF CONTRACTS (1)
                                                   % OF STATISTICAL                                  % OF STATISTICAL CALCULATION
                               NUMBER OF             CALCULATION            AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                             CONTRACTS AS OF       POOL BY NUMBER           BALANCE OUTSTANDING           BALANCE OUTSTANDING
                              STATISTICAL         OF CONTRACTS AS OF          AS OF STATISTICAL            AS OF STATISTICAL
                            CUT-OFF  DATE      STATISTICAL CUT-OFF DATE         CUT-OFF DATE                  CUT-OFF DATE
                            ----------------   ------------------------      --------------------       ----------------------
STATE                                                  DATE
-----                                                  ----
Alabama....................      136                   1.48%                 $    6,804,166                     2.04%
Alaska.....................       23                   0.25                       1,382,957                     0.41
Arizona....................      461                   5.02                      15,988,315                     4.79
Arkansas...................      240                   2.61                       5,641,835                     1.69
California.................    1,268                  13.82                      44,553,599                    13.35
Colorado...................      253                   2.76                      10,161,028                     3.04
Connecticut................       95                   1.04                       3,052,055                     0.91
Delaware...................        9                   0.10                         304,476                     0.09
District of Columbia.......        1                   0.01                          66,942                     0.02
Florida....................      662                   7.21                      28,164,231                     8.44
Georgia....................      232                   2.53                       7,832,943                     2.35
Idaho......................       71                   0.77                       3,036,443                     0.91
Illinois...................      204                   2.22                       7,487,020                     2.24
Indiana....................      101                   1.10                       3,562,482                     1.07
Iowa.......................       37                   0.40                       1,389,464                     0.42
Kansas.....................      178                   1.94                       5,070,727                     1.52
Kentucky...................       31                   0.34                         783,642                     0.23
Louisiana..................       99                   1.08                       3,771,153                     1.13
Maine......................       26                   0.28                         939,484                     0.28
Maryland...................      105                   1.14                       2,730,023                     0.82
Massachusetts..............      203                   2.21                       5,750,292                     1.72
Michigan...................       94                   1.02                       4,931,238                     1.48
Minnesota..................       74                   0.81                       3,597,515                     1.08
Mississippi................       44                   0.48                       1,237,223                     0.37
Missouri...................      405                   4.41                      10,465,659                     3.13
Montana....................       25                   0.27                       1,299,884                     0.39
Nebraska...................       27                   0.29                       1,063,853                     0.32
Nevada.....................      170                   1.85                       5,560,142                     1.67
New Hampshire..............       51                   0.56                       1,731,938                     0.52
New Jersey.................       80                   0.87                       2,986,447                     0.89
New Mexico.................       88                   0.96                       3,696,526                     1.11
New York...................      198                   2.16                       6,875,532                     2.06
North Carolina.............      160                   1.74                       6,134,908                     1.84
North Dakota...............        1                   0.01                          17,459                     0.01
Ohio.......................       93                   1.01                       5,766,449                     1.73
Oklahoma...................      462                   5.03                      11,644,890                     3.49
Oregon.....................      316                   3.44                      16,607,260                     4.97
Pennsylvania...............       94                   1.02                       4,092,482                     1.23
Rhode Island...............       50                   0.54                       1,062,465                     0.32
South Carolina.............       61                   0.66                       1,892,353                     0.57
South Dakota...............       14                   0.15                         517,541                     0.16
Tennessee..................      104                   1.13                       4,051,246                     1.21
Texas......................    1,484                  16.17                      52,243,276                    15.65
Utah.......................       38                   0.41                       1,734,449                     0.52
Vermont....................       15                   0.16                         394,197                     0.12
Virginia...................       47                   0.51                       2,225,843                     0.67
Washington.................      451                   4.91                      19,474,853                     5.83
West Virginia..............       21                   0.23                         819,387                     0.25
Wisconsin..................       59                   0.64                       2,390,324                     0.72
Wyoming....................       17                   0.19                         868,036                     0.26
                             -------                 -------                  -------------                   -------
Total......................    9,178                 100.00%(2)               $ 333,856,652                   100.00%(2)
                             =======                 =======                  =============                   =======

---------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Statistical Cut-off Date.
(2) May not equal 100% due to rounding.

                                               RANGE OF CONTRACT RATES
                                                                                                                %OF STATISTICAL
                                                             % OF STATISTICAL                                      CALCULATION
                                         NUMBER OF             CALCULATION            AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                 RANGE OF             CONTRACTS AS OF       POOL BY NUMBER           BALANCE OUTSTANDING        BALANCE OUTSTANDING
              CONTRACTS RATES       STATISTICAL CUT-OFF    OF CONTRACTS AS OF          AS OF STATISTICAL         AS OF STATISTICAL
              ---------------              DATE          STATISTICAL CUT-OFF DATE         CUT-OFF DATE             CUT-OFF DATE
                                    ------------------   ------------------------    --------------------     ----------------------
7.50%--7.99%......................         125                    1.36%                 $ 14,072,660                  4.22%
8.00%--8.99%......................       1,667                   18.16                   126,900,106                 38.01
9.00%--9.99%......................       2,375                   25.88                    99,110,683                 29.69
10.00%--10.99%....................       1,910                   20.81                    47,761,252                 14.31
11.00%--11.99%....................       1,277                   13.91                    23,399,425                  7.01
12.00%--12.99%....................         865                    9.42                    12,351,432                  3.70
13.00%--13.99%....................         537                    5.85                     6,865,737                  2.06
14.00%--14.99%....................         267                    2.91                     2,312,927                  0.69
15.00%--15.99%....................          85                    0.93                       597,525                  0.18
16.00%--16.99%....................          50                    0.54                       343,026                  0.10
17.00%--21.50%....................          20                    0.22                       141,879                  0.04
                                         -----                  -------                  -----------                ------
Total.............................       9,178                  100.00%(1)               333,856,652                100.00%(1)
                                         =====                  =======                  ===========                =======


(1) May not equal 100% due to rounding.

                                            RANGE OF REMAINING MATURITIES
                                                                                                                %OF STATISTICAL
                                                            % OF STATISTICAL                                      CALCULATION
                                         NUMBER OF             CALCULATION            AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
              RANGE OF  REMAINING     CONTRACTS AS OF       POOL BY NUMBER           BALANCE OUTSTANDING        BALANCE OUTSTANDING
              MATURITY IN MONTHS    STATISTICAL CUT-OFF    OF CONTRACTS AS OF          AS OF STATISTICAL  AS OF STATISTICAL CUT-OFF
              ------------------           DATE          STATISTICAL CUT-OFF DATE         CUT-OFF DATE                 DATE
                                    ------------------   ------------------------    --------------------     ----------------------
7--49.............................         463                    5.04%                 $  2,506,935                  0.75%
50--59............................         345                    3.76                     3,339,506                  1.00
60--69............................         161                    1.75                     1,663,969                  0.50
70--79............................         220                    2.40                     2,399,202                  0.72
80--89............................         503                    5.48                     5,265,260                  1.58
90--99............................         338                    3.68                     4,101,392                  1.23
100--109..........................          46                    0.50                       671,133                  0.20
110--119..........................       1,267                   13.80                    23,252,319                  6.96
120--129..........................         339                    3.69                     6,097,339                  1.83
130--139..........................         405                    4.41                     9,296,818                  2.78
140--149..........................       1,465                   15.96                    31,219,179                  9.35
150--159..........................          21                    0.23                     1,214,789                  0.36
160--169..........................          57                    0.62                     3,120,942                  0.93
170--179..........................       2,661                   28.99                   156,872,793                 46.99
180--189..........................         493                    5.37                    30,267,254                  9.07
190--199..........................           3                    0.03                       229,315                  0.07
200--209..........................           4                    0.04                       339,787                  0.10
210--219..........................           1                    0.01                       163,892                  0.05
220--229..........................           3                    0.03                       437,449                  0.13
230--239..........................         331                    3.61                    44,351,583                 13.28
240..............................           52                    0.57                     7,045,796                  2.11
                                       -------                 -------                 -------------                ------
Total............................        9,178                  100.00%(1)             $ 333,856,652                100.00%(1)
                                         =====                 ========                =============                =======

(1)     May not equal 100% due to rounding.

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

GENERAL

As of March 31, 1998, CITSF serviced for itself and others approximately 291,500 contracts (consisting primarily of recreation vehicle, home equity, recreational boat and manufactured housing contracts), representing an outstanding balance of approximately $8.1 billion. Of this portfolio, approximately 101,100 contracts (representing approximately $2.4 billion outstanding balance) consisted of recreation vehicle retail installment sale contracts and direct loans. CITSF entered into an agreement in 1996 to service additional manufactured housing contracts for an unaffiliated third party, which increased substantially the total number of contracts serviced by CITSF.

SERVICING

   The following table shows the composition of CITSF's servicing portfolio, including recreation vehicle retail installment sale contracts and direct loans serviced by CITSF on the dates indicated:

                       THE CIT GROUP/SALES FINANCING, INC.

                    CONTRACTS BEING SERVICED BY PRODUCT LINE


                                                            AT DECEMBER  31,
                                      ---------------------------------------------------------
                                    1993                              1994                          1995
                             --------------------             ------------------              ----------------
                         (NUMBER)           (DOLLARS)     (NUMBER)          (DOLLARS)     (NUMBER)        (DOLLARS)
                         --------           ---------     --------          ---------     --------        ---------
                                                            (DOLLARS IN THOUSANDS)
RV--Owned..............   43,530           $  961,915       39,454         $  847,142       29,984       $  662,468
RV--Bulk Purchases.....    3,331               60,487        3,522             50,882        2,648           36,058
RV--Servicing(1).......        0                    0        4,827            118,267       19,494          445,716
Total RV...............   46,861            1,022,402       47,803          1,016,291       52,126        1,144,242
Total MH...............   47,898              809,670       39,599            878,152       69,277        1,368,513
Total RB...............                                                                      6,048          156,861
Home Equity............    3,545              131,322       13,545            570,772       27,122        1,039,044
Other(2)...............    1,572               41,944        1,310             74,823          148            2,142
                        --------           ----------   ----------         ----------   ----------       ----------
Total Contracts
Serviced...............   99,876           $2,005,338      102,257         $2,540,038      154,721       $3,710,802
                        ========           ==========   ==========         ==========   ==========       ==========

                                                  AT DECEMBER  31,
                           ---------------------------------------------------------
                                     1993                             1994                     AT MARCH 31, 1998
                             -------------------              -------------------             ------------------
                         (NUMBER)           (DOLLARS)     (NUMBER)          (DOLLARS)     (NUMBER)        (DOLLARS)
                         --------           ---------     --------          ---------     --------        ---------
                                                               (DOLLARS IN THOUSANDS)
RV--Owned..............   22,161           $  477,355       19,548         $  416,091       23,649       $  571,813
RV--Bulk Purchases.....    2,770               32,704        3,499             82,794        9,240           72,417
RV--Servicing(1).......   32,606              746,810       71,610          1,909,994       68,176        1,772,447
Total RV...............   57,537            1,256,869       94,657          2,408,879      101,065        2,416,677
Total MH...............   95,999            1,748,363       89,265          1,836,458       87,075        1,851,311
Total RB...............   13,281              328,110       35,677            948,884       37,830        1,013,516
Home Equity............   52,617            2,005,498       57,284          2,446,170       58,076        2,704,465
Other(2)...............      149                3,093        5,134            121,553        7,261          153,858
                        --------           ----------   ----------         ----------   ----------       ----------
Total Contracts
Serviced...............  219,583           $5,341,933      282,017         $7,761,944      291,307       $8,139,827
                        ========           ==========   ==========         ==========   ==========       ==========

-------------------
MH  = Manufactured Housing
RV  = Recreation Vehicle
RB  = Recreational Boat
(1) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing. The 1997 and 1998 amounts also include a third party servicing arrangement entered into in 1997.
(2) Includes inventory financing receivables. 1993 and 1994 amounts include Recreational Boat receivables of $38.9 million and $71.6 million, respectively.

DELINQUENCY AND LOAN LOSS EXPERIENCE

        The following table sets forth the delinquency experience for the five years ended December 31, 1997 and the three months ended March 31, 1997 and 1998 of the portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases and contracts in repossession. Delinquency and loan loss experience for the serviced portfolio was obtained from the monthly servicer reports for prior securitization trusts.

                             DELINQUENCY EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------
                                     1993      1994(3)      1995(3)    1996(3)    1997(3)
                                  --------- -----------  ---------  ----------  ---------
Number of Contracts........         43,530      44,281       49,478     54,767     64,584
Principal Balance of
Contracts                         $961,915    $965,409   $1,108,184 $1,224,165 $1,512,624
  Serviced.................
Principal Balance of
Delinquent
  Contracts(1):
30-59 Days.................        $ 6,478     $ 4,986     $  9,218   $ 14,904   $ 25,873
60-89 Days.................          2,211       1,959        3,071      4,342      9,357
90 Days or More............          3,383       2,785        4,456      6,205     16,314
                                   ---------   ---------  ---------- ---------- ----------
Total Principal Balance of
  Delinquent Contracts.....        $12,072     $ 9,730     $ 16,745   $ 25,451   $ 51,544
                                   =========   =========  ========== ========== ==========
Delinquencies as a Percent of
Principal Balances(2)....            1.26%       1.01%        1.51%      2.08%      3.41%

--------------------------------------------------------------------------------------------


                                THREE MONTHS   THREE MONTHS
                                   ENDED           ENDED
                                  MARCH 31,      MARCH 31,
                                  1997(3)         1998(3)
                                ------------   ------------
Number of Contracts.........        57,292         66,669
Principal Balance of Contracts
  Serviced..................    $1,262,645     $1,594,135
Principal Balance of Delinquent
  Contracts(1):
30-59 Days..................      $ 14,306       $ 17,411
60-89 Days..................         5,202          7,680
90 Days or More.............         6,150         15,094
                                 ----------    ----------
Total Principal Balance of
  Delinquent Contracts......      $ 25,658       $ 40,185
                                 =========     ==========
Delinquencies as a Percent
  of Principal Balances(2)..        2.03%          2.52%

-----------------------------------------------------
(1) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month. A Contract is deemed delinquent only if payments exceeding $65 are contractually past due 30 days or more.
(2) Based on dollar percent delinquent calculated by dividing Total Principal Balance of Delinquent Contracts by Principal Balance of Contracts Serviced.
(3) Includes recreation vehicle retail installment contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.

The following table sets forth the loan loss experience for the five years ended December 31, 1997 and the three months ended March 31, 1997 and 1998, of the portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases. "Net Losses" are equal to the aggregate balance of all contracts which are determined to be uncollectible in the period less any recoveries and liquidation proceeds on contracts charged-off in the period or any prior periods. Net Losses include outside collection, repossession and liquidation expenses.

                        LOAN LOSS/LIQUIDATION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                             YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------
                                  1993     1994(4)     1995(4)    1996(4)    1997(4)
                               --------   --------   ----------  ---------- ----------
Number of                        43,530     44,281       49,478      54,767     64,584
   Contracts(1)...
Principal Balance
   of Contracts
Serviced(1)....               $ 961,915   $965,409   $1,108,184  $1,224,165 $1,512,624
                              =========   ========   ==========  ========== ==========

Net Losses:
Dollars(2)........            $   3,917   $  4,887   $    4,762    $  9,875  $  13,773
Percentage(3).....                0.41%      0.51%        0.43%       0.81%      0.91%

                           THREE MONTHS  THREE MONTHS
                           ------------  ------------
                               ENDED         ENDED
                               -----         -----
                            MARCH 31,       MARCH 31,
                            ---------       --------
                             1997(4)         1998(4)
                           ------------  ------------
Number of                       57,292         66,669
   Contracts(1)...
Principal Balance
   of Contracts            $ 1,262,645    $ 1,594,135
                            ==========     ==========
   Serviced(1)....
Net Losses:
Dollars(2)........         $     3,847     $    4,656
Percentage(3).....                1.22%(5)       1.17%(5)

(1)     As of period end and excludes contracts in repossession.
(2) The calculation of net loss includes outside collection, repossession and liquidation expenses.
(3) As a percentage of the principal balance of contracts as of period end.
(4) Includes recreation vehicle retail installment sale contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.
(5) Annualized. Annualized number may not be reflective of full year results.

        The data presented in the preceding tables is for illustrative purposes only. Such data relates to the performance of CITSF's entire portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF and is not historical data regarding the Contracts alone, since the Contracts constitute only a portion of CITSF's portfolio. Additionally, the loss and delinquency experience presented in the preceding tables with respect to recreation vehicle retail installment sale contracts and direct loans securitized by CITSF prior to May 1996 is calculated using the method required by the related transaction documents which differs from the method used by CITSF to calculate losses and delinquencies on the remainder of its owned or subsequently securitized contracts. The securitizations prior to May 1996 require a contract to be reflected as a loss in the month it becomes 120 days delinquent, unless it is in repossession. The data presented in the preceding tables reflect this calculation method for these securitizations. The loss data presented in the preceding tables with respect to CITSF's remaining owned or previously securitized contracts reflects CITSF's general practice of recording a loss when all amounts CITSF expects to recover either by sale or disposition of the related financed vehicle or otherwise have been received. As a result, the data in the preceding tables with respect to contracts securitized prior to May 1996 reflects higher losses and lower delinquencies than would have been reported had these contracts not been securitized.

        In August 1994, CITSF adopted a risk-adjusted pricing policy and changed its credit criteria and underwriting guidelines. In connection with this change, CITSF reduced the minimum credit score for approval of a new credit in order to extend credit to less creditworthy borrowers than under the credit criteria previously in effect. CITSF believes that these changes have resulted in increased delinquencies and losses. The seasoning of contracts originated using the revised 1994 underwriting guidelines and the continued runoff of contracts originated prior to August 1994 are reflected in the increased delinquencies and loan losses during 1996, 1997 and the first quarter of 1998. In addition, the delinquency and loss performance of the CITSF portfolio has been and will continue to be influenced by overall economic and other trends including the propensity of consumers to fail to make timely payments on consumer credit obligations and their willingness to seek bankruptcy protection. All of the Contracts were originated under the credit criteria adopted by CITSF in August 1994. Accordingly, the data presented in the preceding tables should not necessarily be considered as a basis for assessing the likelihood, amount or severity of delinquencies or losses on the Contracts and no assurance can be given that the delinquency and loan loss experience presented in the preceding tables will be indicative of the experience on the Contracts.

        In August 1997 CITSF entered into an agreement to provide servicing for approximately 42,000 additional recreation vehicle and recreational boat consumer contracts for another financial institution, which CITSF is also servicing at its Asset Service Center. The addition of these contracts to its servicing portfolio required CITSF to increase staffing levels at the Asset Service Center to support these contracts. The integration of these accounts was a contributing factor to the increase in delinquencies experienced during the fourth quarter of 1997.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

        The tables captioned "Balance Decline Table" (the "ABS Table") have been prepared on the basis of certain characteristics of the Contracts. The ABS Table was prepared assuming that (i) the Contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,
(ii) each scheduled monthly payment on the Contracts is made on the last day of each month and each Contract accrues to 30 days each month, (iii) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the Closing Date occurs on June 15, 1998 and (v) CITSF exercises its Optional Purchase. The ABS Table indicates the projected weighted average life of each class of the Notes and the Certificates and sets forth the percent of the initial principal amount of each class of the Notes and the percent of the Original Certificate Balance that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

        The ABS Table also assumes that the Contracts have been aggregated into four hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average APR, weighted average original term to maturity and weighted average remaining term to maturity as of the Cut-off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                              WEIGHTED  AVERAGE   WEIGHTED AVERAGE
                   AGGREGATE      WEIGHTED      ORIGINAL TERM       REMAINING TERM     WEIGHTED AVERAGE
                   PRINCIPAL       AVERAGE       TO MATURITY         TO MATURITY          SEASONING
                    BALANCE    CONTRACT RATE       (MONTHS)           (MONTHS)            (MONTHS)
                   --------    -------------        ------            -------             -------
Pool 1..........  $ 58,411,099      11.15%           102                 99                  3
Pool 2..........  $ 48,648,341      10.59%           144                141                  3
Pool 3..........  $229,736,699       9.33%           180                177                  3
Pool 4..........  $ 63,203,862       8.79%           239                237                  2

               The actual characteristics and performance of the Contracts will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant level of ABS until maturity or that all of the Contracts will prepay at the same level of ABS. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the Contracts or actual prepayment experience will affect the percentages of initial balances outstanding over time and weighted average lives of the Notes and the Certificates.

               THE ABS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE CONTRACTS WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

Balance Decline Tables
CIT RV Trust 1998-A
June 1, 1998


                                      CLASS A-1
                                          NOTES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                     86%   65%    43%    34%    25%    16%     7%    0%
6/15/00                                     70%   30%     0%     0%     0%     0%     0%    0%
6/15/01                                     53%    0%     0%     0%     0%     0%     0%    0%
6/15/02                                     34%    0%     0%     0%     0%     0%     0%    0%
6/15/03                                     13%    0%     0%     0%     0%     0%     0%    0%
6/15/04                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/05                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/06                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/07                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/08                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/09                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/10                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)              3.09  1.47   0.92   0.80   0.71   0.64   0.58  0.53

                                      CLASS A-2
                                      NOTES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                    100%  100%   100%   100%   100%   100%   100%   97%
6/15/00                                    100%  100%    87%    67%    46%    26%     5%    0%
6/15/01                                    100%   95%    26%     0%     0%     0%     0%    0%
6/15/02                                    100%   56%     0%     0%     0%     0%     0%    0%
6/15/03                                    100%   17%     0%     0%     0%     0%     0%    0%
6/15/04                                     88%    0%     0%     0%     0%     0%     0%    0%
6/15/05                                     58%    0%     0%     0%     0%     0%     0%    0%
6/15/06                                     24%    0%     0%     0%     0%     0%     0%    0%
6/15/07                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/08                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/09                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/10                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)              7.26  4.20   2.64   2.28   2.00   1.78   1.60  1.45

                                      CLASS A-3
                                      NOTES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/00                                    100%  100%   100%   100%   100%   100%   100%   73%
6/15/01                                    100%  100%   100%    95%    45%     0%     0%    0%
6/15/02                                    100%  100%    45%     0%     0%     0%     0%    0%
6/15/03                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/04                                    100%   66%     0%     0%     0%     0%     0%    0%
6/15/05                                    100%    4%     0%     0%     0%     0%     0%    0%
6/15/06                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/07                                     94%    0%     0%     0%     0%     0%     0%    0%
6/15/08                                     45%    0%     0%     0%     0%     0%     0%    0%
6/15/09                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/10                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)              9.94  6.29   4.00   3.44   3.01   2.67   2.39  2.16


                                      CLASS A-4
                                      NOTES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/00                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/01                                    100%  100%   100%   100%   100%    96%    62%   27%
6/15/02                                    100%  100%   100%    89%    46%     4%     0%    0%
6/15/03                                    100%  100%    69%    20%     0%     0%     0%    0%
6/15/04                                    100%  100%    14%     0%     0%     0%     0%    0%
6/15/05                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/06                                    100%   64%     0%     0%     0%     0%     0%    0%
6/15/07                                    100%   32%     0%     0%     0%     0%     0%    0%
6/15/08                                    100%    5%     0%     0%     0%     0%     0%    0%
6/15/09                                     95%    0%     0%     0%     0%     0%     0%    0%
6/15/10                                     58%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                     24%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                      0%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)             12.29  8.53   5.39   4.61   4.00   3.53   3.16  2.85

                                      CLASS A-5
                                      NOTES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/00                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/01                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/02                                    100%  100%   100%   100%   100%   100%     0%    0%
6/15/03                                    100%  100%   100%   100%     0%     0%     0%    0%
6/15/04                                    100%  100%   100%     0%     0%     0%     0%    0%
6/15/05                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/06                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/07                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/08                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/09                                    100%   58%     0%     0%     0%     0%     0%    0%
6/15/10                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                     73%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)             14.21 11.01   6.69   5.69   4.90   4.31   3.83  3.44


                                  CLASS B NOTES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/00                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/01                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/02                                    100%  100%   100%   100%   100%   100%     0%    0%
6/15/03                                    100%  100%   100%   100%     0%     0%     0%    0%
6/15/04                                    100%  100%   100%     0%     0%     0%     0%    0%
6/15/05                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/06                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/07                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/08                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/09                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/10                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)             14.42 11.33   6.83   5.83   5.00   4.42   3.92  3.50


                                   CERTIFICATES
DISTRIBUTION DATE                          0.0%  0.5%   1.0%   1.2%   1.4%   1.6%   1.8%  2.0%
-----------------                          ----  ----   ----   ----   ----   ----   ----  ----
Initial Percentage                         100%  100%   100%   100%   100%   100%   100%  100%
6/15/99                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/00                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/01                                    100%  100%   100%   100%   100%   100%   100%  100%
6/15/02                                    100%  100%   100%   100%   100%   100%     0%    0%
6/15/03                                    100%  100%   100%   100%     0%     0%     0%    0%
6/15/04                                    100%  100%   100%     0%     0%     0%     0%    0%
6/15/05                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/06                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/07                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/08                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/09                                    100%  100%     0%     0%     0%     0%     0%    0%
6/15/10                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/11                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/12                                    100%    0%     0%     0%     0%     0%     0%    0%
6/15/13                                      0%    0%     0%     0%     0%     0%     0%    0%
Weighted Average Life (years)             14.42 11.33   6.83   5.83   5.00   4.42   3.92  3.50
